SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------
                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 4, 2007

                       U.S. HELICOPTER CORPORATION (Exact
                  Name of Registrant as Specified in Charter)

           Delaware                    001-32580                27-0096927
--------------------------------     --------------         -------------------
(State or Other Jurisdiction of       (Commission             (IRS Employer
Incorporation or Organization)       File Number)           Identification No.)

  6 East River Piers, Suite 216, Downtown Manhattan Heliport,
                                                New York, NY           10004
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           (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (212) 248-2002
                                                           --------------
                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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EXPLANATORY NOTE

         On December 10, 2007, U.S. Helicopter Corporation (the "Company"), filed a Current Report on Form 8-K that reported, among other matters, the Company's adoption of a 2007 Stock Incentive Plan (the "2007 Plan") pursuant to
Item 5.02. In connection therewith, the Company reported that it reserved a total of 2,000,000 shares of its common stock for issuance under the 2007 Plan, which was a typographical error. The Company actually reserved a total of 6,000,000 shares of its common stock for issuance under the 2007 Plan. This Amendment No. 1 to Current Report on Form 8-K includes a new disclosure pursuant to Item 5.02, which supersedes and replaces the disclosure included in the Current Report on Form 8-K filed on December 10, 2007 as to Item 5.02 only.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On December 4, 2007, the Company adopted a 2007 Stock Incentive Plan (the "2007 Plan"). Pursuant to the 2007 Plan, the Company has reserved the right to issue up to 6,000,000 shares of common stock in the form of awards to certain employees, non-employee directors and other individuals providing services to the Company. The 2007 Plan terminates in 2017. The exercise price of an option granted under the 2007 Plan will not be less than the fair market value of the Company's common stock on the date of grant; however, for any non qualified Stock Option the option price per share of common stock, may alternatively be fixed at any price deemed to be fair and reasonable, as of the date of the grant. Options granted that are not vested will be cancelled immediately upon termination of the grantee's employment or association with the Company, except in certain situations such as retirement, death or disability. Vested options are exercisable for up to 30 days upon termination of the grantee's employment or association with the Company. As of the date of this Report, the awards set forth in Item 3.02 in the Current Report on Form 8-K filed by the Company on December 10, 2007 are the only awards granted under the 2007 Plan.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 18, 2007


                                    U.S. HELICOPTER CORPORATION
                                    (Registrant)



                                    By:    /S/ GEORGE J. MEHM, JR.
                                         -------------------------------------
                                         George J. Mehm, Jr.
                                         Sr. Vice President and Chief Financial
                                         Officer